EXHIBIT 32.1

SECTION 906 CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER OF CANAM URANIUM CORP.

In connection with the accompanying Quarterly Report on Form 10-Q of Canam Uranium Corp. for the quarter ended July 31, 2008, the undersigned, Ryan Gibson, President and principal financial officer of Canam Uranium Corp., does hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) such Quarterly Report on Form 10-Q for the quarter ended July 31, 2008 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) the information contained in such Quarterly Report on Form 10-Q for the quarter ended July 31, 2008 fairly presents, in all material respects, the financial condition and results of operations of Canam Uranium Corp.

Date: September 19, 2008

/s/ Ryan Gibson
Ryan Gibson
Director and interim acting principal executive officer and interim acting principal financial officer solely for the purposes of this Certification